EXHIBIT 99.3





OCWEN FINANCIAL CORPORATION
AND SUBSIDIARIES
Unaudited Pro Forma Consolidated Financial Statements
As of and for the Six Months Ended June 30, 2006
And for the Year Ended December 31, 2005

                           OCWEN FINANCIAL CORPORATION
                                AND SUBSIDIARIES
              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On July 31, 2006, BMS Intermediate, Inc., an entity formed by Ocwen and Charlesbank, completed the acquisition of all of the issued and outstanding shares of BMS from its stockholders and warrant holder.

The following unaudited pro forma balance sheet and statements of operations (the "pro forma financial statements") give effect to the acquisition as if it had occurred on earlier dates using the purchase method of accounting as required by Financial Accounting Standards Board Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS No. 141"). Under this method of accounting, the purchase price is allocated to the fair values of assets acquired and liabilities assumed. The allocation of purchase price requires extensive use of accounting estimates and judgments, including but not limited to estimating future cash flows and developing appropriate discount rates. In order to complete this estimation process, Ocwen and Charlesbank have engaged an independent third-party valuation firm to assist in determining the fair values of identifiable intangible assets and certain tangible assets, and have received preliminary information from them. We believe that the fair values assigned to the assets acquired and liabilities assumed, as reflected in the pro-forma financial statements, are based on reasonable assumptions. The purchase price and fair value estimates for the purchase price allocation will be refined as additional information becomes available.

We have determined that we will account for Ocwen's 46% investment in BMS as an investment in an unconsolidated entity using the equity method of accounting. As a result, the assets and liabilities of BMS will not be reflected in the unaudited pro forma financial statements. The effect of the acquisition will be reflected as an investment in unconsolidated entities and equity in earnings of unconsolidated entities, which will include the pro forma effect of the acquisition and purchase accounting adjustments on the historical financial statements of BMS.

The unaudited pro forma financial statements are provided for informational purposes only. The unaudited pro forma financial statements are not necessarily and should not be assumed to be an indication of the results that would have been achieved had the transaction been completed as of the dates indicated or that may be achieved in the future. Furthermore, no effect has been given in the unaudited pro forma statements of operations for synergistic benefits that may be realized through the acquisition of BMS. The unaudited pro forma financial statements should be read in conjunction with the respective historical financial statements and the notes thereto for Ocwen that are filed on Form 10-K and Form 10-Q with the Securities and Exchange Commission and the historical statements of operations of BMS that are included elsewhere in Item 9.01 of this Form 8-K/A.


                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 2006
                    (Dollars in thousands, except share data)
                                                                                                Pro Forma
                                                                                Historical      Adjustments        Pro Forma
                                                                               ------------    ------------      ------------
Assets
    Cash ..................................................................    $    193,129    $    (45,435)(3)  $    147,694
    Trading securities, at fair value
        Investment grade ..................................................         202,444              --           202,444
        Subordinates and residuals ........................................          57,421              --            57,421
    Loans held for resale, at lower of cost or market value ...............         114,485              --           114,485
    Advances ..............................................................         263,963              --           263,963
    Match funded advances .................................................         351,593              --           351,593
    Mortgage servicing rights .............................................         151,501              --           151,501
    Receivables ...........................................................          60,738              --            60,738
    Deferred tax assets, net ..............................................         171,300              --           171,300
    Premises and equipment, net ...........................................          37,446              --            37,446
    Other assets ..........................................................          55,655          45,435 (3)       101,090
                                                                               ------------    ------------      ------------
        Total assets ......................................................    $  1,659,675    $         --      $  1,659,675
                                                                               ============    ============      ============
Liabilities and Stockholders' Equity
    Liabilities
        Match funded liabilities ..........................................    $    313,963    $         --      $    313,963
        Servicer liabilities ..............................................         395,936              --           395,936
        Lines of credit and other secured borrowings ......................         187,835              --           187,835
        Debt securities ...................................................         150,329              --           150,329
        Other liabilities .................................................          93,283              --            93,283
                                                                               ------------    ------------      ------------
           Total liabilities ..............................................       1,141,346              --         1,141,346
                                                                               ------------    ------------      ------------

    Minority interest in subsidiaries .....................................           1,892              --             1,892

    Stockholders' Equity
        Common stock, $.01 par value; 200,000,000 shares
           authorized; 62,429,907shares issued and outstanding at
           June 30, 2006 ..................................................             624              --               624
        Additional paid-in capital ........................................         176,320              --           176,320
        Retained earnings .................................................         338,817              --           338,817
        Accumulated  other  comprehensive  income (loss),  net of taxes ...             676              --               676
                                                                               ------------    ------------      ------------
        Total stockholders' equity ........................................         516,437              --           516,437
                                                                               ------------    ------------      ------------
           Total liabilities and stockholders' equity .....................    $  1,659,675    $         --      $  1,659,675
                                                                               ============    ============      ============

 See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements


                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2006
                    (Dollars in thousands, except share data)
                                                                                    Pro Forma
                                                                    Historical      Adjustments        Pro Forma
                                                                   ------------    ------------      ------------
Revenue
    Servicing and subservicing fees ............................   $    162,857    $         --      $    162,857
    Process management fees ....................................         38,149              --            38,149
    Other revenues .............................................          6,580              --             6,580
                                                                   ------------    ------------      ------------
        Total revenue ..........................................        207,586              --           207,586
                                                                   ------------    ------------      ------------

Operating expenses
    Compensation and benefits ..................................         47,707              --            47,707
    Amortization of servicing rights ...........................         53,952              --            53,952
    Servicing and origination ..................................         25,904              --            25,904
    Technology and communications ..............................         12,673              --            12,673
    Professional services ......................................         15,399              --            15,399
    Occupancy and equipment ....................................          9,799              --             9,799
    Other operating expenses ...................................          6,294              --             6,294
                                                                   ------------    ------------      ------------
        Total operating expenses ...............................        171,728              --           171,728
                                                                   ------------    ------------      ------------

Other income (expense)
    Interest income ............................................         24,411              --            24,411
    Interest expense ...........................................        (27,316)             --           (27,316)
    Gain (loss) on trading securities ..........................          1,327              --             1,327
    Loss on loans held for resale, net .........................         (1,221)             --            (1,221)
    Other, net .................................................          5,793              --             5,793
                                                                   ------------    ------------      ------------
        Other income (expense), net ............................          2,994              --             2,994
                                                                   ------------    ------------      ------------

Income before income taxes and equity in loss of
    unconsolidated entity ......................................         38,852              --            38,852
Income tax benefit .............................................       (136,767)             --          (136,767)
Equity in loss of unconsolidated entity.........................             --          (2,362)(4)        (2,362)
                                                                   ------------    ------------      ------------
    Net income .................................................   $    175,619    $     (2,362)     $    173,257
                                                                   ============    ============      ============

Earnings per share
   Basic .......................................................   $       2.79    $      (0.04)     $       2.75
   Diluted .....................................................   $       2.47    $      (0.04)     $       2.43

Weighted average common shares outstanding
  Basic ........................................................     63,033,454              --        63,033,454
  Diluted ......................................................     71,876,666              --        71,876,666

 See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements


                  OCWEN FINANCIAL CORPORATION AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2005
                    (Dollars in thousands, except share data)
                                                                                          Pro Forma
                                                                           Historical     Adjustments       Pro Forma
                                                                          ------------    ------------     ------------
Revenue
    Servicing and subservicing fees ..................................    $    293,569    $         --     $    293,569
    Process management fees ..........................................          71,961              --           71,961
    Other revenues ...................................................           9,846              --            9,846
                                                                          ------------    ------------     ------------
        Total revenue ................................................         375,376              --          375,376
                                                                          ------------    ------------     ------------

Operating expenses
    Compensation and benefits ........................................          94,625              --           94,625
    Amortization of servicing rights .................................          96,692              --           96,692
    Servicing and origination ........................................          17,676              --           17,676
    Technology and communications ....................................          30,375              --           30,375
    Professional services ............................................          25,975              --           25,975
    Occupancy and equipment ..........................................          61,083              --           61,083
    Other operating expenses .........................................          27,060              --           27,060
                                                                          ------------    ------------     ------------
        Total operating expenses .....................................         353,486              --          353,486
                                                                          ------------    ------------     ------------

Other income (expense)
    Interest income ..................................................          25,238              --           25,238
    Interest expense .................................................         (37,261)             --          (37,261)
    Gain (loss) on trading securities ................................              13              --               13
    Loss on loans held for resale, net ...............................           4,258              --            4,258
    Other, net .......................................................           6,742              --            6,742
                                                                          ------------    ------------     ------------
        Other income (expense), net ..................................          (1,010)             --           (1,010)
                                                                          ------------    ------------     ------------

Income before income taxes and equity in loss of
    unconsolidated entity ............................................          20,880              --           20,880
Income tax expense (benefit) .........................................           5,815              --            5,815
Equity in loss of unconsolidated entity ..............................              --          (5,643)(4)       (5,643)
                                                                          ------------    ------------     ------------
    Net income .......................................................    $     15,065    $     (5,643)    $      9,422
                                                                          ============    ============     ============

Earnings per share
   Basic .............................................................    $       0.24    $      (0.09)    $       0.15
   Diluted ...........................................................    $       0.24    $      (0.09)    $       0.15

Weighted average common shares outstanding
  Basic ..............................................................      62,912,768              --       62,912,768
  Diluted ............................................................      63,885,439              --       63,885,439

 See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

                           OCWEN FINANCIAL CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                             (Dollars in thousands)


The pro forma adjustments are based upon the following assumptions with regard to the purchase of BMS

1.       Purchase Price

Ocwen and Charlesbank each contributed cash of $45,435 as equity in the purchase transaction. This amount is reflected as the initial investment in unconsolidated entities reflected on the unaudited pro forma balance sheet as of June 30, 2006. The assumed total purchase price of $310,678 consists of cash payments of $300,521 (including Ocwen and Charlesbank contributions as well as new debt financing), the conversion of management equity in BMS to equity in BMS Holdings, Inc. in the amount of $7,400 (representing an 8% ownership interest), estimated direct transactions costs of $1,150 and cash transferred to BMS of $1,607. All of the adjustments related to the recording of this transaction have been pushed down to the financial statements of BMS.

2.       Allocation of Purchase Price

The allocation of the total purchase price is summarized as follows:

         Tangible assets acquired ..............................   $      7,979
         Other assets ..........................................         56,288
         Intangible assets .....................................        258,600
         Goodwill ..............................................        223,022
                                                                   ------------
            Total assets .......................................        545,889
         Less:
            Liabilities assumed ................................        134,838
            Deferred tax liability .............................        100,373
                                                                   ------------
            Net assets acquired ................................   $    310,678
                                                                   ============

The tangible assets, other assets and assumed liabilities of BMS have been recorded at their estimated fair value. The intangible assets have been recorded based upon preliminary information obtained from the independent appraisal firm engaged to assist in valuing the assets under SFAS No. 141. The deferred tax liability has been recorded to recognize the tax liability associated with the excess of the fair values assigned for accounting purposes over the tax bases of the assets acquired, excluding goodwill. This excess relates primarily to the intangible assets acquired. The following intangible assets have been identified and valued at their estimated fair value:

         Customer list (estimated useful life 23 years) ........   $    255,900
         Software (estimated useful life 6 years) ..............          2,700
                                                                   ------------
            Total intangible assets ............................   $    258,600
                                                                   ============

The final purchase price allocation will be determined when the valuation process is completed, and the fair values could differ from those presented above.

3.       Unaudited Pro Forma Balance Sheet

The unaudited pro forma balance sheet gives effect to the acquisition as if it had occurred on June 30, 2006. No effect is given to the pro forma adjustment for equity in earnings of BMS Holdings, Inc. that is reflected in the pro forma income statements. The adjustments reflected in the unaudited pro forma balance sheet represents the initial equity investment of Ocwen Financial Corporation in BMS Holdings, Inc.

4.       Unaudited Pro Forma Statements of Operations

The unaudited pro forma statements of operations give effect to the acquisition as if it had occurred at the beginning of each of the periods presented. The adjustments reflected in the unaudited pro forma statements of operations reflect the recording of Ocwen's equity in the earnings of BMS Holdings, Inc for the applicable periods and the related tax effect of those earnings at the statutory rate.

5.       Pro Forma Adjustments

The pro forma adjustments to the Ocwen unaudited pro forma financial statements are based on the following adjustments to the historical statements of operations of BMS:

                                                                                      Six Months        Year Ended
                                                                                     Ended June 30,     December 31,
                                                                                         2006              2005
                                                                                     ------------      ------------
Previously reported net income ...................................................   $      3,871      $      6,340
                                                                                     ------------      ------------
Plus:
   Eliminate interest costs associated with pre-existing debt ....................          5,438            10,421
   Eliminate amortization of pre-existing intangibles ............................          2,802             5,605
Less:
   Interest on new debt (a) ......................................................        (16,307)          (33,133)
   Amortization of debt issuance costs on new debt (a) ...........................           (918)           (1,834)
   Amortization of customer list (b) .............................................         (5,563)          (11,126)
   Amortization of software (b) ..................................................           (225)             (450)
                                                                                     ------------      ------------
     Net adjustment before income taxes ..........................................        (14,773)          (30,517)
   Income taxes at statutory rate ................................................          5,776            11,932
                                                                                     ------------      ------------
     Net adjustment after income taxes ...........................................         (8,997)          (18,585)
                                                                                     ------------      ------------
       Pro forma net loss (c) ....................................................   $     (5,126)     $    (12,245)
                                                                                     ============      ============
Ocwen Financial Corporation percentage interest in BMS Holdings, Inc. ............        46.0839%          46.0839%

Ocwen Financial Corporation equity in pro forma loss of BMS Holdings, Inc. (c)       $     (2,362)     $     (5,643)
                                                                                     ============      ============

(a) The new debt bears interest at variable rates over time. For purposes of this pro forma adjustment, the rate of 9.51%, which represents the blended rate in effect as of the date of acquisition, was utilized. Interest expense also includes the amortization of debt issuance costs associated with the new debt, using the effective interest rate method. All scheduled principal repayments were considered in determining the pro forma adjustments.
(b) Reflects amortization on a straight-line basis over the estimated useful lives.
(c) Effective August 1, 2006 and as an integral component of the acquisition transaction, the software services agreement with JPM Chase was amended to increase the rate inherent in the net fees earned by BMS. In August 2006, the first month in which the amended agreement was in effect, the rate earned by BMS increased by 50.47% and 64.22% from the rates earned during the six months ended June 20, 2006 and the year ended December 31, 2005, respectively, presented above. Had the August rate been in effect during the periods presented, the pro forma earnings of BMS would have been $1,498 for the six months ended June 30, 2006 and $2,738 for the year ended December 31, 2005. Correspondingly, Ocwen's equity in the pro forma earnings would have been $690 and $1,262 for the six months ended June 30, 2006 and the year ended December 31, 2005, respectively.